                                                                     EXHIBIT 99


Chrysler Financial                                   Distribution Date: 11/6/01

DaimlerChrysler Auto Trust 2001-B Monthly
Servicer's Certificate (HI)                                         Page 1 of 2
--------------------------------------------------------------------------------

      Payment Determination Statement Number          5.00
      Distribution Date                            11/6/01



      DATES COVERED                      FROM AND INCLUDING      TO AND INCLUDING
      -------------                    --------------------    -----------------
         Collections Period                        10/1/01               10/31/01
         Accrual Period                            10/9/01                11/5/01
         30/360 Days                                    30
         Actual/360 Days                                28




                                                          NUMBER OF
      COLLATERAL POOL BALANCE DATA                        ACCOUNTS                    $ AMOUNT
      ----------------------------                        ---------                   --------
      Pool Balance - Beginning of Period                       93,693             1,785,768,944.41
      Collections of Installment Principal                                           35,588,374.62
      Collections Attributable to Full Payoffs                                       14,911,782.99
      Principal Amount of Repurchases                                                    14,645.97
      Principal Amount of Gross Losses                      2,666,715                 1,939,194.74
                                                                                  ----------------

      Pool Balance - End of Period                             92,635             1,733,314,946.09
                                                                                  ================




      POOL STATISTICS                                                               END OF PERIOD
      ---------------                                                            ------------------

      Initial Pool Balance (Pool Balance at
       the Purchase Date)                                                         1,977,003,341.04
      Pool Factor (Pool Balance as a Percent of
       Initial Pool Balance)                                                                  0.88

      Ending O/C Amount                                                             126,473,307.88
      Coverage Ratio (Ending Pool Balance as a
       Percent of Ending Securities)                                                          1.08

      CUMULATIVE NET LOSSES                               972,581.88                  1,747,725.25
     -----------------------
      Net Loss Ratio (3 mo. Weighted Avg.)                                                    0.00
      Cumulative Recovery Ratio                                                               0.62
      60+ Days Delinquency Amount                                                     5,638,176.97
      Delinquency Ratio (3 mo. Weighted Avg.)                                                 0.00

      Weighted Average APR                                                                    0.07
      Weighted Average Remaining Term (months)                                               51.81
      Weighted Average Seasoning (months)                                                     6.98




Chrysler Financial                                  Distribution Date: 11/6/01

DAIMLERCHRYSLER AUTO TRUST 2001-B MONTHLY
SERVICER'S CERTIFICATE (HI)                                         PAGE 2 OF 2
-------------------------------------------------------------------------------

Cash Sources
    Collections of Installment Principal                         35,588,374.62
    Collections Attributable to Full
     Payoffs                                                     14,911,782.99
    Principal Amount of Repurchases                                  14,645.97     O/C Release      (Prospectus pg S16)
    Recoveries on Loss Accounts              1,694,133.20         1,164,051.37     POOL BALANCE                   1,733,314,946.09
    Collections of Interest                                      10,166,149.06     Yield Supplement O/C Amount      (42,329,733.06)
    Investment Earnings                                              90,594.18     Adjusted Pool Balance          1,690,985,213.03
    Reserve Account                                               4,649,277.50
    Total Sources                                                66,584,875.69     Total Securities               1,606,841,638.21
                                                                --------------                                    ----------------

                                                                ==============                                    ================
                                                                                   Adjusted O/C Amount               84,143,574.82
Cash Uses
    Servicer Fee                                                  1,488,140.79     O/C Release Threshold             67,639,408.52
    Note Interest                                                 6,225,112.13
    Reserve Fund                                                  4,649,277.50     O/C Release Period? (A1 Notes
    O/C Release to Seller                                                 -         Matured)                               No
    Note Principal                                               54,222,345.27     O/C Release                                -
    Total Cash Uses                                              66,584,875.69
                                                                --------------

                                                                ==============

Administrative Payment
TOTAL PRINCIPAL AND INTEREST SOURCES                             66,584,875.69
Investment Earnings in Trust Account                                (90,594.18)
Daily Collections Remitted                                      (60,348,115.17)
Cash Reserve in Trust Account                                    (4,649,277.50)
Servicer Fee (withheld)                                          (1,488,140.79)
O/C Release to Seller                                                     -
                                                                --------------
    PAYMENT DUE TO/(FROM) TRUST ACCOUNT                               8,748.05
                                                                ==============





                                                 Beginning                Ending          Principal        Principal per
                                                  Balance                 Balance           Payment          $1000 Face
                                            -----------------      ----------------------------------------------------------
NOTES & CERTIFICATES
Class A-1  299,271,000.00  @  3.98%            100,623,983.48          46,401,638.21    54,222,345.27             181.18
Class A-2  615,000,000.00  @  4.25%            615,000,000.00         615,000,000.00                -                  -
Class A-3  480,000,000.00  @  4.85%            480,000,000.00         480,000,000.00                -                  -
Class A-4  405,000,000.00  @  5.32%            405,000,000.00         405,000,000.00                -                  -
Certificates                                    60,440,000.00          60,440,000.00                -                  -
                                             ----------------       ---------------------------------
    Total Securities                         1,661,063,983.48       1,606,841,638.21    54,222,345.27
                                             ================       =================================



                                               Interest        Interest per
                                                Payment          $1000 Face              Original
                                            -------------------------------
NOTES & CERTIFICATES
Class A-1  299,271,000.00  @  3.98%             311,487.13            1.04            299,271,000.00
Class A-2  615,000,000.00  @  4.25%           2,178,125.00            3.54            615,000,000.00
Class A-3  480,000,000.00  @  4.85%           1,940,000.00            4.04            480,000,000.00
Class A-4  405,000,000.00  @  5.32%           1,795,500.00            4.43            405,000,000.00
Certificates                                             -                             60,440,000.00
                                            --------------                        ------------------
    Total Securities                          6,225,112.13                          1,859,711,000.00
                                            ==============                        ==================



* Class A-1 Interest is computed on an Actual/360 Basis. Days in current period 28